Press Release

Contact
Kathy Ta
Vice President, Investor Relations
(408) 601-5697

MAXIM INTEGRATED REPORTS RESULTS FOR THE SECOND QUARTER OF FISCAL 2021

•Revenue: $628 million
•Gross Margin: 66.3% GAAP (67.4% excluding special items)
•EPS: $0.68 GAAP ($0.73 excluding special items)

SAN JOSE, CA – January 26, 2021 – Maxim Integrated Products, Inc. (NASDAQ:MXIM) reported net revenue of $628 million for its second quarter of fiscal 2021 ended December 26, 2020, a 1% increase from the $619 million revenue recorded in the prior quarter, and a 14% increase from the same quarter of last year.

“Our strong performance in the December quarter relative to the same quarter last year benefitted from robust demand from automotive, industrial and consumer customers. Automotive and Industrial reached a record revenue level and comprised 63 percent of Maxim’s total revenue. In addition, progress toward closure of our merger with Analog Devices is on track,” said Tunc Doluca, President and Chief Executive Officer.

Fiscal Year 2021 Second Quarter Results
Based on Generally Accepted Accounting Principles (GAAP), diluted earnings per share in the December quarter was $0.68. The results were affected by $15 million in pre-tax special items which primarily consisted of $9 million in charges related to the upcoming combination with Analog Devices, $3 million in restructuring costs unrelated to the merger, and $7 million of expenses related to prior acquisitions, which were partially offset by $5 million of unrealized other income from private company investments. GAAP earnings per share, excluding special items was $0.73. An analysis of GAAP versus GAAP excluding special items is provided in this press release.

Cash Flow Items
At the end of the second quarter of fiscal 2021, total cash, cash equivalents and short-term investments were $1.8 billion, up $194 million from the prior quarter.
Notable items included:
•Cash flow from operations: $210 million
•Capital expenditures: $16 million

Trailing twelve months free cash flow was $733 million. Free cash flow is a non-GAAP measure and is defined by cash flow from operations less capital expenditures.

Dividend and Stock Repurchase
Per the terms of the Merger Agreement between the Company and Analog Devices, we will not declare dividends that would have been paid in the upcoming months of March, June and September and have suspended our open market stock repurchase program.

Due to the pending merger with Analog Devices, Maxim Integrated will not be hosting a quarterly earnings conference call and has suspended the practice of providing forward-looking guidance. Investors are requested to review our Investor Relations website for the quarterly financial highlights and SEC filings for the latest updates on the pending transaction.

CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended
	December 26, 2020	September 26, 2020	December 28, 2019
	(in thousands, except per share data)
Net revenues	$628,288	$619,357	$551,070
Cost of goods sold	211,866	202,343	190,546
Gross margin	416,422	417,014	360,524
Operating expenses:
Research and development	114,802	115,466	111,914
Selling, general and administrative	80,153	82,954	76,071
Intangible asset amortization	943	919	756
Severance and restructuring expenses	3,327	8,813	2,728
Other operating expenses (income), net	3,532	7,428	(1)
Total operating expenses	202,757	215,580	191,468
Operating income	213,665	201,434	169,056
Interest and other income (expense), net	(3,202)	(7,037)	(17)
Income before taxes	210,463	194,397	169,039
Provision for (benefit from) income taxes	26,518	24,883	22,989
Net income	$183,945	$169,514	$146,050

Earnings per share:
Basic	$0.69	$0.64	$0.54
Diluted	$0.68	$0.63	$0.53

Shares used in the calculation of earnings per share:
Basic	267,299	266,831	270,330
Diluted	270,792	269,529	273,269

Dividends paid per share	$—	$0.48	$0.48

SCHEDULE OF SPECIAL ITEMS
(Unaudited)
	Three Months Ended
	December 26, 2020	September 26, 2020	December 28, 2019
	(in thousands)
Cost of goods sold:
Intangible asset amortization	$5,569	$4,363	$3,111
Merger-related expenses (1)	1,059	1,335	—
Cost of COVID-19 response programs	565	938	—
Total	$7,193	$6,636	$3,111

Operating expenses:
Merger-related expenses (1)	$4,750	$6,607	$—
Intangible asset amortization	943	918	756
Severance and restructuring	3,327	8,813	2,728
Other operating expenses (income), net (1)	3,531	7,428	(1)
Total	$12,551	$23,766	$3,483

Interest and other expense (income), net	$(5,131)	$(535)	$(1,230)
Total	$(5,131)	$(535)	$(1,230)

(1) Includes ADI merger related expenses such as accelerated stock-based compensation expense resulting from the acceleration of certain RSAs and RSUs, and other legal and professional services.

CONSOLIDATED BALANCE SHEETS
(Unaudited)
	December 26, 2020	September 26, 2020	December 28, 2019
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$1,796,961	$1,595,089	$1,720,194
Short-term investments	8,879	17,022	63,006
Total cash, cash equivalents and short-term investments	1,805,840	1,612,111	1,783,200
Accounts receivable, net	485,773	449,376	348,342
Inventories	261,476	265,664	223,958
Other current assets	36,004	29,816	23,797
Total current assets	2,589,093	2,356,967	2,379,297
Property, plant and equipment, net	541,013	542,421	571,359
Intangible assets, net	76,166	82,679	48,509
Goodwill	562,540	562,540	532,251
Other assets	114,058	108,920	95,413
TOTAL ASSETS	$3,882,870	$3,653,527	$3,626,829

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$96,959	$86,831	$89,449
Price adjustment and other revenue reserves	180,215	144,255	105,237
Income taxes payable	35,197	53,655	38,307
Accrued salary and related expenses	99,057	115,460	94,739
Accrued expenses	44,969	46,119	32,739
Total current liabilities	456,397	446,320	360,471
Long-term debt	994,741	994,381	993,303
Income taxes payable	362,214	360,164	433,743
Other liabilities	143,457	141,643	112,803
Total liabilities	1,956,809	1,942,508	1,900,320

Stockholders' equity:
Common stock and capital in excess of par value	43,231	12,461	270
Retained earnings	1,897,098	1,713,153	1,737,528
Accumulated other comprehensive loss	(14,268)	(14,595)	(11,289)
Total stockholders' equity	1,926,061	1,711,019	1,726,509
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$3,882,870	$3,653,527	$3,626,829

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three months ended
	December 26, 2020	September 26, 2020	December 28, 2019
	(in thousands, except per share data)
Cash flows from operating activities:
Net income	$183,945	$169,514	$146,050
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	31,209	35,730	24,067
Depreciation and amortization	24,141	24,199	24,087
Deferred taxes	(1,782)	(1,103)	(2,684)
Loss from disposal of property, plant and equipment	164	63	113
Other adjustments	(1,220)	1,867	5,934
Changes in assets and liabilities:
Accounts receivable	(36,401)	(44,798)	21,974
Inventories	4,042	(5,986)	12,005
Other assets	(9,868)	4,159	(3,377)
Accounts payable	8,945	(3,423)	3,602
Price adjustment and other revenue reserves	35,964	(4,461)	15,031
Income taxes payable	(16,408)	(14,710)	(5,792)
All other accrued liabilities	(12,232)	1,460	(3,545)
Net cash provided by operating activities	210,499	162,511	237,465
Cash flows from investing activities:
Purchases of property, plant and equipment	(16,485)	(12,728)	(13,670)
Proceeds from sales of property, plant and equipment	63	4	128
Proceeds from sales of available-for-sale securities	1,500	—	—
Proceeds from maturity of available-for-sale securities	6,600	18,425	35,146
Purchases of investments in privately-held companies	(26)	(84)	(516)
Proceeds from sale of investments in privately-held companies	14	25	—
Other investing activities	—	—	(33)
Net cash provided by (used in) investing activities	(8,334)	5,642	21,055
Cash flows from financing activities:
Contingent consideration paid	—	—	(8,000)
Net issuance of restricted stock units and awards	(18,966)	(17,018)	(7,623)
Proceeds from stock options exercised	175	2,632	1,338
Issuance of common stock under employee stock purchase program	18,498	—	18,535
Repurchase of common stock	—	(9,201)	(107,957)
Dividends paid	—	(128,147)	(129,810)
Net cash used in financing activities	(293)	(151,734)	(233,517)
Net increase (decrease) in cash, cash equivalents and restricted cash	201,872	16,419	25,003
Cash, cash equivalents and restricted cash
Beginning of period	$1,601,847	$1,585,428	$1,695,191
End of period	$1,803,719	$1,601,847	$1,720,194

Total cash, cash equivalents, and short-term investments	$1,805,840	$1,612,111	$1,783,200

Cash, cash equivalents and restricted cash:
Cash and cash equivalents	$1,796,961	$1,595,089	$1,720,194
Restricted cash in Other assets	6,758	6,758	—
Total cash, cash equivalents and restricted cash	$1,803,719	$1,601,847	$1,720,194

ANALYSIS OF GAAP VERSUS GAAP EXCLUDING SPECIAL ITEMS DISCLOSURES
(Unaudited)
	Three Months Ended
	December 26, 2020	September 26, 2020	December 28, 2019
	(in thousands, except per share data)
Reconciliation of GAAP gross profit to GAAP gross profit excluding special items:
GAAP gross profit	$416,422	$417,014	$360,524
GAAP gross profit %	66.3%	67.3%	65.4%
Special items:
Intangible asset amortization	5,569	4,363	3,111
Merger-related expenses (1)	1,059	1,335	—
Cost of COVID-19 response programs	565	938	—
Total special items	7,193	6,636	3,111
GAAP gross profit excluding special items	$423,615	$423,650	$363,635
GAAP gross profit % excluding special items	67.4%	68.4%	66.0%

Reconciliation of GAAP operating expenses to GAAP operating expenses excluding special items:
GAAP operating expenses	$202,757	$215,580	$191,468
Special items:
Merger-related expenses (1)	4,750	6,607	—
Intangible asset amortization	943	918	756
Severance and restructuring	3,327	8,813	2,728
Other operating expenses (income), net (1)	3,531	7,428	(1)
Total special items	12,551	23,766	3,483	—
GAAP operating expenses excluding special items	$190,206	$191,814	$187,985

Reconciliation of GAAP net income to GAAP net income excluding special items:
GAAP net income	$183,945	$169,514	$146,050

Special items:
Intangible asset amortization	6,512	5,281	3,867
Merger-related expenses (1)	5,809	7,942	—
Cost of COVID-19 response programs	565	938	—
Severance and restructuring	3,327	8,813	2,728
Other operating expenses (income), net (1)	3,531	7,428	(1)
Interest and other expense (income), net	(5,131)	(535)	(1,230)
Pre-tax total special items	14,613	29,867	5,364
Other income tax effects and adjustments (2)	(1,616)	(4,272)	317
GAAP net income excluding special items	$196,942	$195,109	$151,731

GAAP net income per share excluding special items:
Basic	$0.74	$0.73	$0.56
Diluted	$0.73	$0.72	$0.56

Shares used in the calculation of earnings per share excluding special items:
Basic	267,299	266,831	270,330
Diluted	270,792	269,529	273,269

(1) Includes ADI merger related expenses such as accelerated stock-based compensation expense resulting from the acceleration of certain RSAs and RSUs, and other legal and professional services.
(2) Includes tax effect of pre-tax special items and miscellaneous tax adjustments.

Non-GAAP Measures
To supplement the consolidated financial results prepared under GAAP, Maxim Integrated uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude special items related to the cost of COVID-19 response programs; ADI merger-related expenses; intangible asset amortization; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net; and other income tax effects and adjustments. We defined free cash flow as net cash provided from operations less gross capital expenditures. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate Maxim Integrated’s current performance. Many analysts covering Maxim Integrated use non-GAAP measures as well. Given management’s use of these non-GAAP measures, Maxim Integrated believes these measures are important to investors in understanding Maxim Integrated’s current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in Maxim Integrated’s core business across different time periods. These non-GAAP measures are not in accordance with or an alternative to GAAP financial data and may be different from non-GAAP measures used by other companies. Because non-GAAP financial measures are not standardized it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures, even if they have similar names. The non-GAAP measures displayed in the table above include the following:

GAAP Gross Profit Excluding Special Items
The use of GAAP gross profit excluding special items allows management to evaluate the gross margin of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization, ADI merger-related expenses and cost of COVID-19 response programs. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP gross profit excluding special items to enable investors and analysts to evaluate our revenue generation performance relative to the direct costs of revenue of Maxim Integrated’s core businesses.

GAAP Operating Expenses Excluding Special Items
The use of GAAP operating expenses excluding special items allows management to evaluate the operating expenses of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; ADI merger-related expenses severance and restructuring, and other operating expenses (income), net. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP operating expenses excluding special items to enable investors and analysts to evaluate our core business and its direct operating expenses.

GAAP Provision for Income Taxes Excluding Special Items
The use of a GAAP provision for income taxes excluding special items allows management to evaluate the provision for income taxes across different reporting periods on a consistent basis, independent of special items. Special items include the tax impact of pre-tax special items, significant tax audit settlements, significant prior year tax reserve adjustments, significant tax legislation, and significant non-recurring and period specific tax items, which vary in size and frequency.

GAAP Net Income and GAAP Net Income per Share Excluding Special Items

The use of GAAP net income and GAAP net income per share excluding special items allow management to evaluate the operating results of Maxim Integrated’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; ADI merger-related expenses; cost of COVID-19 response programs; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net; and other income tax effects and adjustments. In addition, they are important components of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP net income and GAAP net income per share excluding special items to enable investors and analysts to understand the results of operations of Maxim Integrated’s core businesses and to compare our results of operations on a more consistent basis against that of other companies in our industry.

“Safe Harbor” Statement
Except for historical information, this press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including but not limited to the Company’s belief that progress toward closure of its merger with Analog Devices is on track. These statements involve risk and uncertainty. Actual results could differ materially from those forecasted, based upon, among other things, general market and economic conditions, regulatory approvals, market developments that could adversely affect the growth of the mixed-signal analog market, product mix shifts, the loss of all or a substantial portion of our sales to one or more of our large customers, customer cancellations and price competition, as well as other risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 27, 2020 (the “Form 10-K”). The Form 10-K may be found at https://www.sec.gov/Archives/edgar/data/743316/000074331620000025/0000743316-20-000025-index.htm.

All forward-looking statements included in this news release are made as of the date hereof and based on the information available to the Company as of the date hereof. The Company assumes no obligation to update any forward-looking statement except as required by law.

About Maxim Integrated
Maxim Integrated, an engineer’s engineering company, exists to solve the designer’s toughest problems in order to empower design innovation. Our broad portfolio of high-performance semiconductors, combined with world-class tools and support, delivers essential analog solutions including efficient power, precision measurement, reliable connectivity and robust protection along with intelligent processing. Designers in application areas such as automotive, communications, consumer, data center, healthcare, industrial and IoT trust Maxim to help them quickly develop smaller, smarter and more secure designs. Learn more at https://www.maximintegrated.com.

Source: Maxim Integrated Investor Relations